Supplement Dated August 14, 2025

to the Prospectus dated May 1, 2019 and Notice Document dated May 1, 2025

AUGUSTAR LIFE INSURANCE COMPANY

AuguStar Variable Account D

Retirement Advantage

The following supplements and amends the above mentioned Prospectuses and Notice Documents, as may be previously supplemented. Please read this supplement and retain it for future reference. Special terms not defined in this supplement have the same meanings as in your Prospectus or Notice Document.

NOTICE OF FUND SUBSTITUTION

AuguStar Life Insurance Company (“Life Company”) and AuguStar Variable Account D (“Separate Account”) intend to substitute certain Funds ("Existing Portfolios") in which subaccounts of the Separate Account currently invest with certain other Funds ("Replacement Portfolios") as set forth in the tables below ("Substitution"). The Substitution is expected to occur on or about October 10, 2025 and October 17, 2025 (“Substitution Dates”).

The Existing Portfolios are currently available as investment options under the contract. Please refer to your prospectus or contact our customer service for a list of the Funds available to you.

The Existing Portfolios will continue to be included as investment options until the Substitution Dates. On the Substitution Dates, all accumulation units corresponding to the shares of each Existing Portfolio will be replaced with accumulation units corresponding to the shares of the applicable Replacement Portfolio.

Your rights and your Life Company’s obligations under your contract will not be altered in any way by the Substitution. Your Contract Value immediately prior to the Substitution will equal your Contract Value immediately after the Substitution. The Substitution will be effected at the relative net asset values of the Existing Portfolios’ and the Replacement Portfolios’ shares. The fees and charges under your contract will not increase due to the Substitution, and the Substitution will be performed at no cost to you. There will be no tax consequences for you as a result of the Substitution.

As of the close of business on or about October 10, 2025, any Contract Value that remains allocated to an Existing Portfolio listed below will be automatically transferred to the corresponding Replacement Portfolio.

Existing Portfolio (Share Class)	Replacement Portfolio
Lazard Retirement US Small Cap Equity Select Portfolio (Service Class)	AVIP AB Small Cap Portfolio
Royce Small-Cap Portfolio (Investment Class)
Royce Micro-Cap Portfolio (Investment Class)
Allspring VT Discovery SMID Cap Growth Fund (Class 2)	AVIP AB Mid Cap Core Portfolio
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class S)
Goldman Sachs U.S. Equity Insights Fund (Institutional Class)	AVIP S&P 500® Index Portfolio
Fidelity® VIP Growth Portfolio (Service Class 2)	AVIP Fidelity Institutional AM® Equity Growth Portfolio
Goldman Sachs Trend Driven Allocation Fund (Service Class)	AVIP Constellation Dynamic Risk Balanced Portfolio
Lazard Retirement Global Dynamic Multi-Asset Portfolio (Service Class)

As of the close of business on or about October 17, 2025, any Contract Value that remains allocated to an Existing Portfolio listed below will be automatically transferred to the corresponding Replacement Portfolio.

Existing Portfolio (Share Class)	Replacement Portfolio
Fidelity® VIP Target Volatility Portfolio (Service Class 2)	AVIP Constellation Managed Risk Moderate Growth Portfolio
AB VPS Global Risk Allocation-Moderate Portfolio (Class B)

Effective on the Substitution Dates, all references and information regarding the Existing Portfolios are deleted, including from “Appendix A – Funds Available under the Contract.

Important Information Regarding Your Transfer Rights

The Substitution will take place automatically, and any future allocations and scheduled transactions that are impacted will also be updated automatically. As a result, please note that no action is required of you at this time, unless you prefer to transfer your Contract Value before or after the Substitution. You will have the following free transfer rights in connection with the Substitution:

•	For 30 days before the Substitution Dates, you may transfer Contract Value from any subaccount that invests in an Existing Portfolio to any other investment option available under your contract without charge (and without the transfer being counted as a transfer for purposes of any transfer charges under your contract).

•	For 30 days after the Substitution Dates, you may transfer Contract Value from any subaccount that invests in a Replacement Portfolio to any other investment option available under your contract without charge (and without the transfer being counted as a transfer for purposes of any transfer charges under your contract).

During this free transfer period, except for any market timing/short-term trading limitations described in the prospectus, we will not exercise any rights reserved by us under the contracts to restrict transfers between subaccounts.

Other Information Related to the Substitution

Any standing instructions you have on file with your Life Company that include an Existing Portfolio, such as instructions for the allocation of additional premium payments, rebalancing or fund specific withdrawals will be updated automatically as of the Substitution Dates to include the applicable Replacement Portfolio.

If your Contract Value is automatically transferred on the Substitution Dates, you will receive confirmation showing the transfer of your Contract Value from each subaccount that invests in an Existing Portfolio to the subaccount that invests in the corresponding Replacement Portfolio. Due to the difference in unit values, the number of units you receive in the subaccount investing in the Replacement Portfolio will be different from the number of units you held in the subaccount investing in the corresponding Existing Portfolio.

A summary prospectus, statutory prospectus and other information for each Replacement Portfolio is available online at augustarfinancial.com/fundreports.

You may also request a copy of any Replacement Portfolio’s summary or statutory prospectus at your convenience by contacting customer service at 877.777.1112.

FUND ADD

Effective on October 10, 2025, AVIP Constellation Managed Risk Moderate Growth Portfolio is added as an investment option under the contract. This portfolio is not available for investing until after October 10, 2025. In connection with this Fund add, effective October 10, 2025, under "Appendix A - Funds Available Under the Contract," the following row is added to the list of available Funds.

Type/ Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Allocation	AVIP Constellation Managed Risk Moderate Growth Portfolio Adviser: Constellation Investments, Inc.	0.65%	11.51%	N/A	N/A